Joint Filer Information

Title of Security:      Common Stock

Issuer & Ticker Symbol: Keystone Consolidated Industries, Inc. (KYCN)

Designated Filer:       Corsair Capital Management, L.L.C.

Other Joint Filers:     Corsair Capital Partners, L.P. ("Corsair Capital")
                        Corsair Long Short Partners, L.P. ("Corsair Long Short")
                        Corsair Select, L.P. ("Corsair Select")
                        Corsair Capital Partners 100, L.P. ("Corsair 100")
                        Corsair Select 100, L.P. ("Corsair Select 100")
                        Corsair Capital Investors, Ltd. ("Corsair Investors")
                        Jay R. Petschek ("Mr. Petschek")
                        Steven Major ("Mr. Major")

Addresses:              The principal business address for each of Corsair
                        Capital, Corsair Long Short, Corsair Select, Corsair
                        100, Corsair Select 100, Mr.Petschek and Mr. Major is
                        350 Madison Avenue, 9th Floor, New York, New York 10017.

                        The principal business address of Corsair Investors is c/o M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

Signatures:

Dated: January 19, 2010      CORSAIR CAPITAL PARTNERS, L.P.
                             By:  Corsair Capital Advisors, L.L.C.,
                                      General Partner

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

                             CORSAIR LONG SHORT PARTNERS, L.P.
                             By:  Corsair Capital Advisors, L.L.C.,
                                      General Partner

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

                             CORSAIR SELECT, L.P.
                             By:  Corsair Select Advisors, L.L.C.,
                                      General Partner

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

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                             CORSAIR CAPITAL PARTNERS 100, L.P.
                             By:  Corsair Capital Advisors, L.L.C.,
                                      General Partner

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

                             CORSAIR SELECT 100, L.P.
                             By:  Corsair Select Advisors, L.L.C.,
                                      General Partner

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

                             CORSAIR CAPITAL INVESTORS, LTD.
                             By:  Corsair Capital Management, L.L.C.,
                                      Director

                                      By: /s/ Jay R. Petschek
                                          -----------------------------
                                              Jay R. Petschek, Managing Member

                              /s/ Jay R. Petschek
                             ---------------------------
                                  Jay R. Petschek


                              /s/ Steven Major
                             ---------------------------
                                  Steven Major